Supplement dated July 31, 2002
                     to Choice Prospectus dated May 1, 2002

   Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts

                                    issued by

                     The Sage Variable Annuity Account A and
                      Sage Life Assurance of America, Inc.


     This Supplement should be attached to your copy of the Choice prospectus for the flexible payment deferred combination fixed and variable annuity contract. The terms of this Supplement are effective as of the date of this Supplement.

     Under certain circumstances, in lieu of lowering or eliminating charges, and due to lowered distribution costs, we will credit an Investment Credit of 5% to your Account Value for all purchase payments made during Contract Year 1. To qualify for the Investment Credit under the Contract, you must be an officer, director or employee of Sage Life Assurance of America, Inc. or any affiliate, distributor or service provider of ours, or a family member of any of these persons. No commission is paid in connection with the issuance of the Contract. The crediting of Investment Credits under the Contract will not be unfairly discriminatory against any person or entity.

     The crediting of the Investment Credit for the initial purchase payment and for any additional purchase payments made in the 30 days following the Contract Date will be made on the 31st day after the Contract Date. If the 31st day after the Contract Date is not a Business Day, we will credit the Investment Credit on the next following Business Day.

     Each Investment Credit will be allocated to the same Fixed and Variable Sub-Accounts in the same proportion as the purchase payment you have just made.

     The Investment Credit is not considered to be a purchase payment. We pay Investment Credits from our General Account assets. Because it is not considered to be a purchase payment, surrender charges will not be assessed on the Investment Credit and the earnings thereon. Investment Credits are also not considered to be investment in the Contract (basis) for tax purposes.

     We reserve the right to modify or discontinue the Investment Credit described in this Supplement at any time and for any reason. However, once you have purchased a Contract, the crediting of the Investment Credit will not be terminated.


SCSUPP 7/02